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[LOGO] Lincoln    Part I  - Lincoln             The Lincoln National Life
Financial Group   Life Insurance Application    Insurance Company
                  Corporate Specialty Markets   Administrator Mailing Address:
                                                350 Church St., MSM1
                                                Hartford, CT 06103-1106

Section 1

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1.   Employer Information

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Company  Name                                                                          Taxpayer Identification Number

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Address

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2.   Plan Administration Contact (Send all correspondence to named contact in
     Brokers Office of Servicing Agent)
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Name                                                        Telephone Number
                                                            (              )
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Address

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3.   Owner Designation (Select One)
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[ ] Company      [ ] Insured      [ ] Trust (Name of Trust, Trustee and Date of Trust)      [ ] Other
                                                                                                      ---------------------

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Owner Name

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Address

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Name of Trustee                                                                  Date of Trust

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4.   Beneficiary Designation (Select One)
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[ ] Corporation

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[ ] Individual (Name and Relationship)

    Primary
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    Contingent
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[ ] Trust

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[ ] Split Dollar (enclose a copy of split dollar agreement)

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[ ] Other

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5.   Policy Information

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State of Delivery                              Death Benefit Option             Term Rider Percentage                  %
                                               [ ] 1     [ ] 2     [ ]3                               -----------------

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Basic Plan                                                                      Rider(s)

     [ ] Corporate Universal Life
                                  -------------------------------               ----------------     ----------------

     [ ] Corporate Variable Universal Life                                      A.B.E. Allocations
                                           -----------------------                                 -------------------
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     [ ] Guideline Premium Test                Planned Premium Funding Schedule

     [ ] Cash Value Accumulation Test          [ ]      Years                       [ ]        Age
                                                   Number of Years                      Pay to Age
                                                                   ------------                    ------------
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Requested Policy Effective Date                Billing Frequency

                                               [ ] Annual  [ ] Semi-Annual  [ ] Quarterly   [ ] Monthly  [ ] Single Premium
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5.   Policy Information (cont.)
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Coverage Information: (Select one)

   Specified Amount $                                           [ ] See attached Census
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6.   Other Insurance
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Amount of other Corporate Sponsored Plan life insurance presently in force or applied for:

Plan Type:                                      - Total $                      Carrier(s)
           ----------------------------------            -------------------             -----------------------
                                                - Total $                      Carrier(s)
           ----------------------------------            -------------------             -----------------------
                                                - Total $                      Carrier(s)
           ---------------------------------             -------------------              ------------------------

Please attach a list of any other additional insurance on a separate sheet.
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Will life insurance or annuity in any company be replaced or changed (including the release of any values or the reduction in
premiums paid) if insurance applied for is issued?                   [ ] Yes                   [ ] No
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Section 2 (Must be completed by Owner)
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Owner Taxpayer Identification Number

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[ ] Individual Taxpayer Identification Number            [ ] Partnership       [ ] Corporation

                                                         [ ] Trustee           [ ] Other
[ ]  [ ]  [ ] - [ ]  [ ] - [ ]  [ ]  [ ]  [ ]

Country of Citizenship                                   [ ]  [ ] - [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]
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Under penalties of perjury, I (we) certify that:

1. The number shown on this form is my (our) correct taxpayer identification number (or I am (we are) waiting for a number to be issued), and

2. I am (We are) not subject to backup withholding because: (a) I am (we are) exempt from backup withholding, or (b) I (we) have not been notified by the Internal Revenue Service (IRS) that I am (we are) subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me (us) that I am (we are) no longer subject to backup withholding,
and

3. I am a (We are) U.S. person(s) (including U.S. resident alien(s)).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

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Any person(s) who, knowingly presents a false or fraudulent claim for payments of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

The answers above are true and complete to the best of my knowledge and belief. I (We) agree that coverage can take effect only if the proposed insured is alive, and all answers material to the risk are still true and complete when the policy is delivered and the entire first premium is paid for. I (we) agree that no agent(s) may alter the terms of the application or the policy. No agent may waive any of Lincoln Life's rights or requirements.

If this is a request to exercise an option in an existing policy, the request will become effective in accordance with the terms of that option. If this is a request for change, any and all values may be used to pay for the change and to repay any loan indebtedness. The changed policy will be subject to any loan indebtedness not repaid. Any assignment in effect at the time of this request will apply to any new insurance issued.

Signature of Owner                                                                       Date
                   ---------------------------------------------------------                  -----------------------
Signature of Agent                                                                       Date
                   ---------------------------------------------------------                  ------------------------
Signed at (City and State)
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List Individuals authorized to sign for the Corporation

Print Name                                                            Print Name
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Title                                                                 Title
     ---------------------------------------------------------              -------------------------------------------------
Signature                                                             Signature
         -----------------------------------------------------                  ---------------------------------------------
Print Name                                                            Print Name
          ----------------------------------------------------                   --------------------------------------------
Title                                                                 Title
     ---------------------------------------------------------              -------------------------------------------------
Signature                                                             Signature
         -----------------------------------------------------                  ---------------------------------------------

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B24 (05/05)

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